UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13417	13-3950486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Virginia Drive, Suite 100 Fort Washington, PA		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 714-8603

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 17, 2017, Walter Investment Management Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved, among other things, the Walter Investment Management Corp. 2017 Omnibus Incentive Plan (the “2017 Plan”) which had previously been approved by the Board of Directors of the Company (the “Board”), subject to stockholder approval. The results of the stockholder vote on the 2017 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

The material terms of the 2017 Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities Exchange Commission on April 5, 2017 (the “Proxy Statement”) under “Proposal No. 4 – Approval of the Walter Investment Management Corp. 2017 Omnibus Incentive Plan—Description of the 2017 Omnibus Incentive Plan”, which description is incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K. Such description is qualified in its entirety by reference to the text of the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 17, 2017. For more information on the following proposals submitted to a vote of stockholders at the Annual Meeting, see the Proxy Statement. The final results for each of such proposals are as follows:

Proposal 1 — Election of Directors.

Stockholders elected the eight director nominees listed below to serve as members of the Board of Directors of the Company until the next annual meeting of stockholders, or until such director’s earlier death, resignation or removal. The voting results for each nominee were as follows:

Director	For	Against	Abstain	Broker Non-Votes
George M. Awad	27,162,210	307,240	139,032	6,495,024
Daniel G. Beltzman	24,265,923	3,204,432	138,127	6,495,024
Michael M. Bhaskaran	27,200,657	268,727	139,098	6,495,024
Alvaro G. de Molina	24,704,587	2,765,637	138,258	6,495,024
Neal P. Goldman	27,000,943	468,507	139,032	6,495,024
William J. Meurer	27,035,625	434,824	138,033	6,495,024
Vadim Perelman	24,655,271	2,814,478	138,733	6,495,024
Anthony N. Renzi	27,161,392	148,648	298,442	6,495,024

Proposal 2 — Advisory Vote on 2016 Compensation of Named Executive Officers.

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for 2016. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
23,899,110	3,569,035	140,337	6,495,024

Proposal 3 — Advisory Vote on the Frequency of Submission of Executive Compensation Advisory Vote.

Stockholders approved, on a non-binding, advisory basis, that an advisory vote on the compensation of the Company’s named executive officers should be submitted to stockholders every 1 year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
27,345,996	12,356	106,240	143,890	6,495,024

Proposal 4 — Approval of the Walter Investment Management Corp. 2017 Omnibus Incentive Plan.

Stockholders approved the 2017 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
23,904,053	3,562,283	142,146	6,495,024

Proposal 5 — Ratification of Appointment of the Independent Registered Public Accounting Firm.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017. The voting results were as follows:

For	Against	Abstain
33,628,934	338,682	135,890

Additionally, after reviewing the voting results of Proposal No. 3 described above, the Board of Directors has determined that the Company will continue to hold an advisory shareholder vote on the compensation of its named executive officers every 1 year.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Walter Investment Management Corp. 2017 Omnibus Incentive Plan.

99.1	The section of the Proxy Statement entitled “Proposal No. 4 – Approval of the Walter Investment Management Corp. 2017 Omnibus Incentive Plan—Description of the 2017 Omnibus Incentive Plan” is incorporated herein by reference from the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: May 23, 2017	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Walter Investment Management Corp. 2017 Omnibus Incentive Plan.

99.1	The section of the Proxy Statement entitled “Proposal No. 4 – Approval of the Walter Investment Management Corp. 2017 Omnibus Incentive Plan—Description of the 2017 Omnibus Incentive Plan” is incorporated herein by reference from the Proxy Statement.